Exhibit 99.1

One Horizon Group, Inc. (NASDAQ: OHGI) Revolutionizing the Mobile VoIP Industry September 2016 Investor Presentation

Safe Harbor Statement This presentation contains forward - looking statements and management may make additional forward - looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company’s filings with the Securities & Exchange Commission. The forward - looking statements contained in this presentation are made only as of today, and One Horizon Group, Inc. is under no obligation to revise or update these forward - looking statements. 2

Company Overview

- Develops and licenses the world's first, carrier-grade, mobile VoIP solution for B2B white-labeled global mobile carriers and B2C end-users;
- VoIP technology is the only voice solution specifically engineered for smartphone wireless internet connections;
- 10x less radio spectrum (better battery life) vs. traditional VoIP technologies;
- Ability to overcome limitations of other VoIP OTT apps (Skype and WhatsApp);
- Enables carriers to leverage their wireless data networks with an additional revenue stream they otherwise lost to OTT.

Proprietary Mobile VoIP Solutions:

- ✓ Roam Like Home
- ✓ Aishuo Mobile App
- ✓ Carrier Solution
- ✓ Enterprise Solution
- ✓ Cyber Secure VoIP

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Market Opportunity Smartphone adoption rates climb in target markets 4 1.87 2.61 3.25 3.87 4.42 4.94 34.3% 38.4% 42.9% 46.4% 49.5% 51.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 0.00 1.00 2.00 3.00 4.00 5.00 6.00 2013 2014 2015 2016 2017 2018 Worldwide Smartphone Users & Penetration 1 Smartphone Users % Mobile Phone Users Billions • At the end of 2015, there were approximately 3.3B smartphone users globally. 1 • By 2020, there will be approximately 5.8B smartphone users, largely driven by growth in developing regions. 1 • Asia - Pacific accounted for over half of all smartphone users in 2015. 1 • Globally, China is the largest smartphone market with an estimated 574.2 M handsets in 2015. 1 (1) GSMA Mobile Economy 2016 ( www.gsmamobileeconomy.com )

Roam Like Home • Due to high visited network mobile voice call settlement fees, mobile operators are forced to price roaming calls to their subscribers well above OTT services; • Today, travelers abroad or roamers do not have many affordable options to call home; • Often being charged 300% - 1000%/minute above traditional in - country fees; • Alternatives: Skype or app - to - app OTT such as WhatsApp ; • Wi - Fi and/or receiver must have same app; • For consumer, engagement is scheduled when Wi - Fi is available and quality is not optimal; • For carrier, incremental roaming revenue is lost to OTT competitors. 5

Why Do Carriers Care? • Operators and carriers are at a crossroads and are being threatened by third - party, OTT apps (ex. Skype, WeChat ). • 100’s of millions of subscribers routinely circumvent operators’ platforms. • Carriers are losing control of voice and text functions along with billing revenues from each. • Ovum Consulting claimed OTT messaging apps costs carriers $23.6B in 2013, which is expected to rise to $86B in 2020. • Carriers are subject to the capex costs and maintenance of a network increasing used by other, off - billing, bandwidth - hungry apps. • Even with LTE, bandwidth capacity is finite; app providers do little to nothing to address this pending bottleneck. 6

New Revenue Stream for Carriers 7

Philippines – Smart Roamer 8

Case Study • Massive savings on international roaming through bandwidth efficiency • Make and receive calls using GSM data roaming or Wi - Fi • You break out the PSTN minutes • Target markets: – Travellers outside your territory – Overseas visitors in your territory – Migrant populations 9 Savings with Horizon GSM provider per MB $1.40 GSM provider per minute $3.00 Operator termination price to landline $0.01 Horizon terminated minutes per MB (call quality 3) 17.56 Horizon price per minute $0.09 Savings with Horizon 97.1%

Aishuo B2C Business Model

Provides subscribers in China with low cost calling solution

Low Cost Calling

National & International

- Multiple connections to China's telephone network for calls from as low as ¥0.10/min
- Low cost international through US based gateways

Subscribers can call Aishuo subscribers for FREE and call national and international landlines & mobile at very competitive rates. ***Subscribers can top up using UnionPay, Alipay or PayPal.***

Virtual SIM

Rent a Chinese number

- Aishuo can rent a local Chinese number for friends and family to call without the need for an expensive mobile plan
- Have Wi-Fi? Have a phone!

Ideal for students, overseas travellers wishing to avoid incoming roaming fees.

Sponsored Calls

Allows businesses to promote their products to our subscribers

- Upfront Sponsorship fee
- Pay per ad listened-to
- Our subscriber get FREE calls to landlines, mobiles and even international

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Aishuo Download & Revenue Growth 0 10 20 30 40 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Jul-16 Downloads (Millions) 11 $0 $20,000 $40,000 $60,000 $80,000 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Revenue • Achieved and surpassed 2 - year target with 37M downloads • Expanded offering for travelers with the introduction of a mobile phone SIM card • Quarter - over - quarter revenue has doubled since its launch in Feb. 2015 to $60,000 as of Q1 2016 • Users in China can make high quality mobile VoIP calls at a fraction of the cost of a cellular call on your smartphone with any connection: 2G, 3G, 4G or Wi - Fi

Licensing Business Model Provides carriers with a method to monetize VoIP calling 12 5 - yr system’s license fees of $3.0M Annual maintenance fees Per subscriber fees of $1 - $4 per subscriber Carrier Capex Model 600 Tier One Operators Minimum up - front license fees Per subscriber activation fee Annual fee of $1 - $2 per existing subscriber Operating Expenditures Model 1,000’s of Players 1 - time subscriber fee in the range of $1 - $4 per subscriber depending on number of subscribers License fee is paid through a subscriber amortization fee Minimum up - front license fees In - App payment revenues shared Rev. share percentages vary depending scale Revenue Share Model 1,000’s of players

Customers 13 Tier 1 Addressable Market over 50m Tier 2 Addressable Market over 1m Addressable Market under 1m https:// roamfrii.com https:// www.cheaper - calls.com http:// www.dometelecom.com http:// www.globecommsystems.com http ://www.networkinv.com/ http:// www.borderlesshub.com http://www.ai - shuo.cn/ http://www.smartfren.com/id / http:// smart.com.ph/corporate http:// info.singtel.com http:// www.topup.hk/ http:// keyidea.cn

Contract New Tier One and Tier Two Carriers 14 • Globally, there are hundreds of tier one and tier two companies all over the world. • TMT analysts estimate that carriers’ business’ will face diminishing returns if they cannot learn to further monetize their subscriber base. • OTT technologies are a threat to carrier revenues. • Our solutions are carrier based, and designed to service the carrier and help them recoup lost revenues to OTT. • Each carrier relationship and contract brought on by OHGI provides both ARPU to OHGI and the carrier.

Financial Overview & Recent News 15 Quick Facts: Symbol: OHGI Exchange: NASDAQ Current Price (9/15/2016): $0.75 52 - Week Trading Range (3 Months): $0.62 - $1.27 Average Volume (3 Months): 165,000 Common Shares Outstanding (As of 8/3/16): 35.3 million Market Cap : $26.5 million Aishuo Downloads (As of July 20 16): 37 million Recent Events: August 9, 2016 - Announces Financial Results for the Second Quarter and Six Month Period Ended June 30, 2016 July 27, 2016 - Launches Voice and Messaging Subscriptions with Auto Refill to Drive Consumer App Revenues July 25, 2016 - Launches Android Mobile Wallet for Cashless Payments July 21, 2016 - Licenses its 2 nd Mobile VoIP Solution with Smart Communications, the Philippines’ Leading Wireless Service Provider with 55 Million Prepaid Subscribers July 19, 2016 - China Mobile VoIP Telco Application, Surpasses 37 Million Downloads and Launches New Traveler SIM Card May 18, 2016 - Surpasses 28 Million Subscriber Downloads for Mobile VoIP Application in China May 16, 2016 - Reports 2016 First Quarter Financial Results May 10 , 2016 - Enables Network Operators to Offer ‘Roam Like Home’ Solution to Subscribers

Management Team 16 Martin Ward, CFO Brian Collins, CEO and Founder Extensive Capital Market experience as CFO listing on London’s AIM market in 2004 and NASDAQ in 2014. CFO of predecessor company since 2004; extensive experience in public company reporting Previously was a partner with Langdowns DFK, a UK - based accounting firm Prior to that, worked for PricewaterhouseCoopers 5 years board of directors experience and led One Horizon to list on the NASDAQ Capital Market stock exchange in 2014. Founded with Abbey Technology in Switzerland in 1999, merged with OHGI in Nov. 2010 and assumed role of Group CTO Co - inventor of the Horizon Platform; has over 20 years experience in software engineering Previously worked at Credit Suisse, developing their trading desk technology; previously with IT co. Sybase

Investment Highlights • Roam Like Home • Aishuo B2C business in China • Only mobile VoIP platform that effectively operates on 2G networks which dominate wireless infrastructure in very sizable, fast - growing Asian and emerging markets • Proprietary SmartPacket ™ core technology dramatically improves quality and efficiency of voice and data transmission over mobile IP networks • For the first time , mobile operators are offered their own OTT solution • Agreements in place with 18 Tier 1 and Tier 2 telecom carriers , with a robust pipeline over the next 12 months • High margin, highly visible revenue stream with enterprise license and per subscriber fees 17

18 One Horizon Group, Inc. Brian Collins, Founder & CEO PH: +41 - 79 - 6422265 Brian.Collins@OneHorizonGroup.com www.OneHorizonGroup.com PRESENTATION BY: Capital Markets Group, LLC Valter Pinto, Partner 1.914.669.0222 x201 | Valter@CapMarketsGroup.com 245 East 44 th Street, Suite 21E New York, NY 10017 www.CapMarketsGroup.com FOR MORE INFORMATION: Contact Us